SUPPLEMENT DATED DECEMBER 10, 2012
TO
PROSPECTUSES DATED

DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR, NEW YORK KEYPORT ADVISOR VISTA, NEW YORK KEYPORT VISTA, NEW YORK KEYPORT ADVISOR CHARTER AND NEW YORK KEYPORT OPTIMA

MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

The shareholders of the Sun Capital Advisers Trust (the “Trust”) approved the following action to occur at the end of business on December 7, 2012.

The merger of certain Sun Capital funds into MFS Series.

If your Contract had any investment option listed in the “Existing Funds” column in the table immediately below, those options merged into the corresponding investment options listed in the “Successor Funds” column.
EXISTING FUNDS	SUCCESSOR FUNDS
1. SC WMC Large Cap Growth Fund	1. MFS Growth Series
2. SC Davis Venture Value Fund	2. MFS Research Series
3. SC WMC Blue Chip Mid Cap Fund	3. MFS Mid Cap Growth Series
4. SC Invesco Small Cap Growth Fund	4. MFS New Discovery Series
5. Sun Capital Investment Grade Bond Fund	5. MFS Research Bond Series
6. SC PIMCO Total Return Fund	6. MFS Research Bond Series
7. SC Lord Abbett Growth & Income Fund	7. MFS Value Series
8. SC PIMCO High Yield Fund	8. MFS High Yield Portfolio

Please retain this supplement with your prospectus for future reference.